FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2022

BIOADAPTIVES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54949	46-2592228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Regatta Drive, Suite 102

Las Vegas, Nevada 89128

(Address of Principal Executive Office) (Zip Code)

(702) 659-8829

Registrant's telephone number, including area code:

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Patent Acquisition and Consulting Agreement – Thomas J. Mohr

Effective February 2, 2022, the Company entered into a Patent Purchase Agreement and Consulting Agreement with Thomas J. Mohr. Under the Agreement, the Company has the exclusive option to purchase Mohr’s U.S. Patent No. 9,783,432B (the “Patent”), which covers technology used in enhancing the capability of water to hold significantly larger amounts of oxygen, for a two-year period. The option price is $400,000. The Agreement furthermore allows the Company a two-year license to use the technology covered by the Patent, including for further development of oxygenated water products for consumers. In exchange for the license, the Company will pay Mohr a royalty, scaled to total product sales.

The Agreement also calls for Mohr to provide consultant/inventor services to the Company during the option period, which may include establishing a research laboratory and prototype manufacturing facility. Among other things, Mohr will assist the Company in developing additional consumer products using the oxygenation technology and provide technical services for manufacture, installation, and use of production machinery. Mohr will be paid a monthly cash stipend. In addition, Mohr allows the Company rights as to inventions created during the Agreement.

The Company will exploit the Patent and Mohr’s consulting services through a newly established wholly-owned subsidiary, MORO2, Inc.

A copy of the Agreement is furnished herewith as an Exhibit 10.1.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on February 3, 2022, announcing its entering into a definitive agreement with Mohr, as discussed herein.

A copy of this his press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company, under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 EXHIBITS

9.01(d)

Number	Description

Exhibit 10.1	February 2, 2022, Patent Purchaser Agreement and Consulting Agreement

Exhibit 99.1	February 3, 2022 Press Release

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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 3, 2022	BioAdaptives, Inc.

/s/ Robert Ellis
Robert Ellis, President

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